Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1484

                          REIT Income Portfolio 2014-4



                          Supplement to the Prospectus

   On January 15, 2015, holders of Vornado Realty Trust (Vornado) shares received one share of Urban Edge Properties (UE) common stock for every two shares of Vornado held as of January 7, 2015. Fractional shares of UE were not issued in this spinoff, and consequently cash was distributed for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectus, as a result of this issuance your Portfolio now holds, and will continue to purchase, shares of both Vornado and UE stock.

Supplement Dated:   January 16, 2015